As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08977

Genworth Financial Asset Management Funds

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Starr E. Frohlich

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-238-0810

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period: October 1, 2012, through September 30, 2013

Item 1. Reports to Stockholders.

GENWORTH

FINANCIAL

CONTRA FUND

ANNUAL REPORT  |  SEPTEMBER 30, 2013

Genworth Financial Asset

Management Funds

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE PRESIDENT

Contra Fund Report for the Year Ended September 30, 2013

Enclosed is the annual report for the Contra Fund (the “Fund”) for the year ended September 30, 2013. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s market conditions, and the Fund’s performance over the year.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against severe and sustained declines in the value of the equity allocation of certain assets managed by AssetMark, Inc. (“AssetMark”) (formerly known as Genworth Financial Wealth Management, Inc.) for its private advisory clients. As the Fund’s investment advisor, AssetMark analyzes various mutual funds, as well as securities owned by certain of its private advisory clients, and performs a statistical analysis of the return characteristics of these securities at the individual-security and/or portfolio level. This periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, as well as current market factors, AssetMark periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders. In order to reduce the cost of the hedge AssetMark may, and sometimes will, include Hedging Benchmark positions which by themselves would have a long equity market bias. AssetMark instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s sub-advisor, of the nature, timing and performance expectations related to and associated with the Hedging Benchmark. CSAM then uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark positions. In pursuing the Fund’s objectives, CSAM, in its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long-bias positions identified in the Hedging Benchmark. The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease. Conversely, when the value of the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

The Contra Fund is designed for use in AssetMark’s Actively Managed Protection (“AMP”) service, available to its private advisory clients. This service was closed to new advisory clients effective March 31, 2013. The AMP service allocates a portion of the account of each AMP client to the purchase of Contra Fund shares. This allocation may significantly change over any investment period. The Contra Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program.

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Market Overview

US equities continued to surge with the S&P 500® Index returning 19.34% over the one-year period ended September 30, 2013. After the slightly negative fourth quarter of 2012, the US stock market rallied and posted three consecutive positive quarters, with the S&P 500® Index returning 5.24% for the quarter ended September 30, 2013. US small cap stocks, as measured by the Russell 2000® Index, also performed well, with returns of 10.21% and 30.06% for the quarter and one-year period, respectively.

International developed markets outperformed during the quarter ended September 30, 2013 as the MSCI EAFE® Index returned 11.61%. Moreover, international stock performance exceeded that of domestic stocks over the past twelve months, with the MSCI EAFE® Index up 24.29% for the one-year period.

The broad bond markets, as represented by the Barclays US Aggregate Bond Index, delivered a slightly positive return of 0.57% for the quarter ended September 30, 2013, but experienced a loss of -1.68% for the one-year period.

Fund Performance and Overview

The primary strategy implemented for the Fund each quarter involved the purchase of put options on the S&P 500® Index and Russell 2000® Index. For the year ended September 30, 2013, the Contra Fund’s performance was -99.91%. Over the same period, the S&P 500® Index posted a gain of 19.34% and the Russell 2000® Index gained 30.06%.

During the year, the Fund held a variety of domestic equity index put options, including both long and short positions. These put option positions were taken for the purpose of managing the Fund’s net sensitivity to changes in the value of the broad equity market, and thus to provide protection for Fund shareholders against periods of sustained and severe downturns in the broad equity market.

It is important to note that the experience of an individual shareholder may be vastly different from the Fund performance calculations described above. As noted earlier, the Fund is designed to be used dynamically as part of AssetMark’s AMP service. During any period, allocations to the Fund by this service may vary considerably, and, therefore, the actual impact of holding shares of the Fund on a client’s account may also vary considerably from the performance of the Fund. Other AssetMark clients with allocations to the Fund may also experience these differences.

Based on its current structure, we would anticipate that the value of the Fund would only appreciate if the broad-based equity market experiences severe and sustained declines. This performance is consistent with the Fund’s objective and its role in the various AssetMark-managed solutions in which it is used.

Thank you for your investment in the Contra Fund. We look forward to continuing to serve your investment needs in the future.

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Sincerely,

Carrie E. Hansen

President, Contra Fund

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission.

Index Definitions

The S&P 500® Index is a market-capitalization-weighted index of 500 widely held common stocks.

The MSCI EAFE® Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the US and Canada.

The Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBSs (agency fixed-rate and hybrid ARM pass-throughs), ABSs, and CMBs.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

For the S&P 500® Index and Russell 2000® Index, the closing values of their total return index results for the end of each quarter are used as the basis of performance calculation.

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

Disclosures

For the Contra Fund, the Net Asset Value of a single share at the end of each quarter is used as the basis of performance calculation.

It is not possible to make an investment in any index. Past performance is not indicative of future results.

Investments in the Fund will flucuate and, when redeemed, may be worth more or less than originally invested.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-888-278-5809.

FX2013-1118-0387/E

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2013

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, and held for the six months ended September 30, 2013.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Genworth Financial Contra Fund	$1,000.00	$19.50	1.75%	$4.47
(1)	For the six months ended September 30, 2013.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Genworth Financial Contra Fund	$1,000.00	$1,016.29	1.75%	$8.85
(1)	For the six months ended September 30, 2013.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the

Genworth Financial Contra Fund vs. S&P 500® Index

Genworth Financial Contra Fund Average Annual Total Returns* September 30, 2013
	1 Year	5 Years	10 Years
Genworth Financial Contra Fund**	-99.91%	-99.48%	-99.33%
S&P 500® Index	19.34%	10.02%	7.57%

The Genworth Financial Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are sustained market declines. The Genworth Financial Contra Fund is available only to certain private clients of AssetMark, Inc. (formerly, Genworth Financial Wealth Management, Inc.) and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients’ total portfolios.

*	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2013

CONTRACTS		VALUE
PURCHASED OPTIONS* — 124.31%
	Russell 2000® Index
100	Put Expiration: December, 2013, Exercise Price: $1,020	$205,000
100	Put Expiration: December, 2013, Exercise Price: $1,040	258,500
	S&P 500® Index
500	Put Expiration: December, 2013, Exercise Price: $1,625	1,437,500
200	Put Expiration: December, 2013, Exercise Price: $1,650	718,000
	TOTAL PURCHASED OPTIONS (Cost $2,906,800)	2,619,000
SHARES
SHORT TERM INVESTMENTS — 14.77%
Money Market Funds — 14.77%
311,162	Goldman Sachs Financial Square Funds-Government Fund	311,162
	TOTAL SHORT TERM INVESTMENTS (Cost $311,162)	311,162
	TOTAL INVESTMENTS — 139.08% (Cost $3,217,962**)	2,930,162
	Liabilities in Excess of Other Assets — (39.08)%	(823,311)
	TOTAL NET ASSETS — 100.00%	$2,106,851
*	All options are exchange-traded options and are executed through the Chicago Board Options Exchange.
**	Aggregate cost for Federal income tax purposes is $2,930,162.

Percentages are stated as a percent of net assets.

Schedule of Options Written	September 30, 2013

CONTRACTS		VALUE
WRITTEN OPTIONS*
	Russell 2000® Index
200	Put Expiration: December, 2013, Exercise Price: $940	$161,000
	S&P 500® Index
500	Put Expiration: December, 2013, Exercise Price: $1,525	590,000
	TOTAL WRITTEN OPTIONS (Premiums Received $868,100)	$751,000
*	All options are exchange-traded options and are executed through the Chicago Board Options Exchange.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2013

ASSETS:
Investments, at value (Cost $3,217,962)	$2,930,162
Income receivable	2
Receivable from Investment Advisor	31,172
Receivable for fund shares sold	96
Prepaid expenses	16,284
Total Assets	2,977,716
LIABILITIES:
Options written, at value (Premiums received $868,100)	751,000
Payable for fund shares redeemed	9,601
Accrued administration, accounting and shareholder servicing fees	15,790
Accrued legal fees	23,592
Accrued reports to shareholders	30,003
Accrued trustees’ fees and expenses	6,997
Other accrued expenses	33,882
Total Liabilities	870,865
Total Net Assets	$2,106,851
NET ASSETS CONSIST OF:
Capital stock	$398,282,203
Accumulated undistributed net investment loss	(19,922)
Accumulated undistributed net realized loss	(395,984,730)
Net unrealized depreciation on investments and written options	(170,700)
Total Net Assets	$2,106,851
Shares Outstanding (unlimited shares of no par value authorized)	805,697
Net Asset Value, Per Share	$2.61

See Notes to Financial Statements.

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Statement of Operations	For the Year Ended September 30, 2013

INVESTMENT INCOME:
Interest income	$97
Total investment income	97
EXPENSES:
Legal fees	179,559
Administration, accounting and shareholder servicing fees	89,371
Trustees’ fees and expenses	50,077
Reports to shareholders	36,678
Federal and state registration fees	32,906
Audit and tax fees	31,432
Management fees	24,801
Insurance fees	13,000
Custody fees	5,302
Compliance fees	4,820
Total expenses before reimbursements	467,946
Expense reimbursements (See Note 2)	(431,778)
Net Expenses	36,168
Net Investment Loss	(36,071)
REALIZED AND UNREALIZED LOSS:
Net realized loss on investments and options written	(10,485,548)
Net change in unrealized appreciation on investments and options written	443,100
Net realized and unrealized loss on investments and options written	(10,042,448)
Net Decrease in Net Assets Resulting From Operations	$(10,078,519)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
OPERATIONS:
Net investment loss	$(36,071)	$(294,527)
Net realized loss on investments and options written	(10,485,548)	(59,140,364)
Net change in unrealized appreciation (depreciation) on investments and options written	443,100	(29,380,071)
Net decrease in net assets resulting from operations	(10,078,519)	(88,814,962)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,055,558	71,398,598
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,314,503)	(93,770,248)
Net increase (decrease) in capital share transactions	8,741,055	(22,371,650)
Total Decrease in Net Assets	(1,337,464)	(111,186,612)
NET ASSETS:
Beginning of year	3,444,315	114,630,927
End of year (including undistributed net investment loss of ($19,922) and ($61,541), respectively)	$2,106,851	$3,444,315

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each year

GENWORTH FINANCIAL CONTRA FUND(1)

	Year Ended
	2013(2)	2012	2011(3)	2010(4)	2009
Net Asset Value:
Beginning of year	$2,785.00	$1,123,215	$39,757,500	$6,875,000,000	$685,125,000,000
Operations:
Net investment loss	(49.85)	(1,210)	(4,670)	(1,040,180,000)	(3,500,000,000)
Net realized and unrealized loss on investment securities	(2,732.54)	(1,119,220)	(38,629,615)	(5,795,062,500)	(674,750,000,000)
Total from Operations	(2,782.39)	(1,120,430)	(38,634,285)	(6,835,242,500)	(678,250,000,000)
Net Asset Value:
End of year	$2.61	$2,785	$1,123,215	$39,757,500	$6,875,000,000
Total Return	(99.91)%	(99.75)%	(97.17)%	(99.42)%	(99.00)%
Supplemental Data and Ratios
Net assets; end of year (000’s)	$2,107	$3,444	$114,631	$36,261	$25,501
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.41%
Ratio of expenses before expense reimbursement	22.64%	3.37%	2.95%	2.60%	1.61%
Ratio of net investment loss to average net assets	(1.75)%	(1.75)%	(1.74)%	(1.74)%	(1.36)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	During the year ended September 30, 2013, the Fund effected the following reverse stock split: February 22, 2013, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	During the year ended September 30, 2011, the Fund effected the following reverse stock split: May 20, 2011, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(4)	During the year ended September 30, 2010, the Fund effected the following reverse stock splits: October 16, 2009, 1 for 100 and April 16, 2010, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Contra Fund” or “Fund”), a separate series of the Genworth Financial Asset Management Funds (“Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by AssetMark, Inc. (“AssetMark”), formerly, Genworth Financial Wealth Management, Inc., for its private advisory clients. In November 2013, the Trust’s investment advisor, Genworth Financial Wealth Management, Inc., was renamed AssetMark, Inc. The Fund is used by AssetMark within an asset allocation program to provide some measure of downside protection in the event that client assets sensitive to movements in the equity markets are exposed to the loss of significant value as a result of a severe and sustained decline in the broad-based equity market. Because of the Fund’s objective, an investment in the Fund may be subject to greater volatility than typically is the case with many mutual funds. The Fund is available only to certain private advisory clients of AssetMark, and represents only a small portion of clients’ overall portfolios. The Contra Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program.

The following is a summary of the significant accounting policies consistently followed by the Fund which are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price “NOCP”), as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are

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Notes to Financial Statements (continued)

no such quotations, the value of these securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 P.M. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board of Trustees). The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price that would be determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Purchased Options	$2,619,000	$—	$—	$2,619,000
Short Term Investments	311,162	—	—	311,162
Total Investments in Securities	$2,930,162	$—	$—	$2,930,162
Other Financial Instruments*
Written Options	$751,000	$—	$—	$751,000
*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

There were no transfers into or out of Levels 1, 2, or 3 during the year. Transfers between levels are recognized at the end of the reporting period.

New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements of its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective applications for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards in order to enable investors to understand how and why the Trust uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Trust’s results of operations and financial position.

The Contra Fund uses exchange-traded stock index options to seek to provide protection against severe and sustained declines in the value of the equity allocation of certain assets managed by AssetMark for its private advisory clients.

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Notes to Financial Statements (continued)

As the Fund’s investment advisor, AssetMark analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual security and/or portfolio level. This periodic analysis may include a statistical analysis of the performance pattern of the mutual funds and directly held securities.

Based on this analysis, as well as current market factors, AssetMark periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders. In order to reduce the cost of the hedge AssetMark may, and sometimes will, include Hedging Benchmark positions which by themselves would have a long equity market bias. AssetMark then instructs the Fund’s sub-advisor of the nature, timing, and performance expectations related to and associated with the Hedging Benchmark. The sub-advisor uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark’s positions. In pursuing the Fund’s objectives, the sub-advisor, at its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long-bias positions identified in the Hedging Benchmark. The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease. Conversely, when the value of the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

During the year, the Fund held a variety of domestic equity index put options, including both long and short positions. These put option positions were taken for the purpose of managing the Fund’s net sensitivity to changes in the value of the broad equity market, and thus to provide protection for Fund shareholders against periods of sustained and severe downturns in the broad equity market. During the year, episodes of significant equity market volatility increased the cost of the long put options commonly used in the Fund to achieve its fundamental hedging purpose. In reaction to that hedging cost increase, the Fund regularly took short positions in put options with strike prices that were

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Notes to Financial Statements (continued)

further out-of-the-money than the strike prices of the long put options held in the Fund. This practice helped defray the costs of providing protection against downturns in the broad-based equity market.

Transactions within the Fund may result in significant volatility and the potential for significant loss in Fund value. Options holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration.

Statement of Assets and Liabilities - Values of Derivative Instruments as of September 30, 2013

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts - Options	Investments, at value	$2,619,000	Options written, at value	$751,000

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013

Amount of Realized Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation on Derivatives Recognized in Income
	Purchased and Written Options		Purchased and Written Options
Equity Contracts	($10,485,548)	Equity Contracts	$443,100

The average monthly value of purchased and written options during the year ended September 30, 2013 were as follows:

Genworth Financial Contra Fund
Purchased Options	$2,006,573
Written Options	$(338,823)

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. There were no subsequent events that necessitated adjustments or disclosures to the financial statements.

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Notes to Financial Statements (continued)

(c) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When an option on an index is exercised, the Fund receives or delivers a cash settlement in the amount of the value of the option exercised.

(d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not invest in any repurchase agreements during the year ended September 30, 2013.

(e) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment polices and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. A fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit

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Notes to Financial Statements (continued)

and subsequent payments required for a futures transaction. The Fund did not invest in any futures contracts during the year ended September 30, 2013.

(f) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal Income Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. The differences are primarily due to a net operating loss and expiring capital loss carryforwards. On the Statement of Assets and Liabilities, the following adjustments were made for the fiscal year ended September 30, 2013:

Increase/(Decrease) Paid-in capital	$(94,151,162)
Increase/(Decrease) Accumulated net investment income/(loss)	$77,690
Increase/(Decrease) Accumulated net realized gain/(loss)	$94,073,472

2.	Management Agreement, Administration Agreement, and Other Transactions

AssetMark acts as the Fund’s investment manager. The Fund pays AssetMark a management fee calculated at an annual rate of 1.20% of the Fund’s average

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Notes to Financial Statements (continued)

daily net assets. This fee is calculated daily and paid monthly. AssetMark has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.75% of average daily net assets through January 31, 2015. During the year ended September 30, 2013, AssetMark reimbursed $431,778 of management fees and other expenses to the Fund, pursuant to the Fund’s current expense limitation agreement. After taking these waivers and expense reimbursements into account, the Fund’s annual operating expenses were 1.75% of average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow AssetMark to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that AssetMark shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the amount was waived or reimbursed. Waived expenses subject to potential recovery are as follows:

Year of Expiration	09/30/2016	09/30/2015	09/30/2014
Amount	$431,778	$272,761	$373,024

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. (“USB”), an affiliate of USBFS, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, USBFS receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the Fund for the custody services provided. Fees earned by USBFS and USB for the year ended September 30, 2013 can be found under the captions “Administration, accounting, and shareholder servicing fees” and “Custody fees” in the Statement of Operations.

AssetMark has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. AssetMark, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets, subject to a minimum annual fee of $150,000.

Capital Brokerage Corporation acts as the Fund’s distributor and principal underwriter.

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Notes to Financial Statements (continued)

3.	Reverse Stock Split

During the year ended September 30, 2013, the Fund’s shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock split effected on February 22, 2013:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
2/22/13	1 for 500	$0.47	$235.00	706,113	1,412

During the year ended September 30, 2012, there were no reverse stock splits.

4.	Capital Shares

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue shares without limitation as to numbers and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Beginning Shares	618,368	51,028
Shares sold	1,106,634	781,324
Shares redeemed	(214,604)	(213,984)
Net share reduction due to 1 for 500 reverse stock split	(704,701)	—
Ending Shares	805,697	618,368

5.	Option Contracts Written

The premium amount and number of option contracts written during the year ended September 30, 2013 were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 09/30/12	$1,448,000	1,000
Options written	3,346,300	3,600
Options expired	—	—
Options exercised	—	—
Options closed	(3,926,200)	(3,900)
Outstanding at 09/30/13	$868,100	700

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Notes to Financial Statements (continued)

6.	Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2013 and 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Total distribution paid	$—	$—

The following information is computed on a tax basis for each item as of September 30, 2013:

Federal tax cost of securities	$2,930,162
Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation	—
Undistributed ordinary income	—
Post-October capital loss	(10,855,448)
Late year ordinary loss*	(19,922)
Other accumulated loss	(385,299,982)
Total accumulated deficit	$(396,175,352)
*	The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

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Notes to Financial Statements (continued)

As of September 30, 2013, the Fund had the following pre-enactment and post-enactment capital loss carryforwards for federal income tax purposes:

	Amount	Expires September 30,
	$36,133,024	2014
	50,953,953	2015
	71,382,038	2016
	—	2017
	24,873,270	2018
	114,250,262	2019
Short Term Capital Loss Carryover	35,082,974	Indefinite
Long Term Capital Loss Carryover	52,624,461	Indefinite

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Utilization of the carryforwards will happen only if there are gains in the future, which would require severe and sustained declines in the performance of the broad-based equity markets.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.

7.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Genworth Financial Asset Management Funds:

We have audited the accompanying statement of assets and liabilities of Genworth Financial Contra Fund (the Fund), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net asset for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

November 25, 2013

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Additional Information (unaudited)

1. Disclosure Regarding Fund Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling AssetMark, Inc. (“AssetMark”), formerly, Genworth Financial Wealth Management, Inc., at 1-888-278-5809.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:
John A. Fibiger c/o Genworth Financial Asset Management Funds (“GFAM Funds”) 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1932	Lead Independent Trustee Trustee	Indefinite term since 2010 Indefinite term since 2004	Retired.	1	Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Co.; Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.
Dwight M. Jaffee c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1943	Trustee	Indefinite term since 2004	Willis H. Booth Professorship of Banking and Finance II, Walter A. Haas School of Business, University of California, Berkeley (1998 to present).	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics, University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings.
Douglas A. Paul c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1947	Trustee	Indefinite term since 2004	Independent Consultant (2002 to present).	1	Independent Director, Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Gurinder S. Ahluwalia* c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1965	Trustee and Chairman	Indefinite term since 2005	President and CEO, AssetMark (2009 to present); Co-Chairman, AssetMark (2008 to 2009); Vice Chairman, AssetMark Investment Services, Inc. (2006 to 2008); President and Chairman, Savos Investments (formerly, Genworth Financial Asset Management) (2004 to 2008).	17	Trustee, GPS Funds I (2013-present) and GPS Funds II (2011-present); AssetMark Trust Company (formerly, Genworth Financial Trust Company) (2004-present); Altegris Investment, Inc. (2011- 2013); Altegris Portfolio Management, Inc. (d/b/a Altegris Funds) (2011-2013); Ensaaf (nonprofit organization) (2011-present); Quantuvis Consulting, Inc. (2008- present); Trustee, GVIT (2008-2012); Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; AssetMark; Savos Investments
*	Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of AssetMark and certain of its affiliates.

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:
Carrie E. Hansen c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1970	President	Renewed 1-Year term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Contra Fund (2008-present); and President, GVIT (2008-2012); Senior Vice President and Chief Operations Officer, AssetMark (formerly, Genworth Financial Wealth Management, Inc.) (2008-2012); Chairman, AssetMark Trust Company (formerly, Genworth Financial Trust Company) (2008-present);
John Koval c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1966	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013	Chief Compliance Officer, GPS Funds I and GPS Funds II (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Contra Fund (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).
Starr E. Frohlich c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1972	Vice President and Treasurer	Renewed 1-Year term since 2010	Vice President and Treasurer, GPS Funds I (2010 to present), GPS Funds II (2011 to present), Contra Fund (2010-present) and GVIT (2010 to 2012); Director of Fund Administration, AssetMark (2010 to present); Vice President, U.S. Bancorp Fund Services, LLC (1997 to 2010).
Simi K. Gill c/o GFAM Funds 1655 Grant Street 10th Floor Concord, CA 94520 Year of Birth: 1973	Secretary	Renewed 1-Year term since 2013	Secretary, GPS Funds I and GPS Funds II (2013-present), Assistant Director of Fund Administration, AssetMark (2011 to present); Deputy Chief Compliance Officer, Contra Fund (2009 to 2011); Senior Compliance Officer, AssetMark (2007 to 2011).
Regina M. Fink c/o GFAM Funds 16501 Ventura Boulevard Suite 201 Encino, CA 91436 Year of Birth: 1956	Assistant Secretary	Renewed 1-Year term since 2009	Vice President, Senior Counsel and Secretary, AssetMark (2008 to present); Vice President, Senior Counsel and Secretary, Savos Investments (2002 to 2008).

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Additional Information (unaudited) (continued)

2.	Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

3.	Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-888-278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

4.	Special Meeting of Shareholders

A special meeting (the “Shareholder Meeting”) of shareholders of the Fund was held on July 10, 2013. The purpose of the Shareholder Meeting was to vote on the following proposals: (1) to approve a new investment advisory agreement with AssetMark, Inc. (“AssetMark”), formerly Genworth Financial Wealth Management, Inc.; (2) to approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”); and (3) to approve the operation of the Fund under a “manager of managers” structure. The results of the voting at the Shareholder Meeting are as follows:

Proposal 1: To approve a new investment advisory agreement with AssetMark.

Shares
For	13,086
Against	347
Abstain	663
Broker Non-Votes	0

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Additional Information (unaudited) (continued)

Proposal 2: To approve a new sub-advisory agreement with CSAM.

Shares
For	13,003
Against	337
Abstain	756
Broker Non-Votes	0

Proposal 3: To approve the operation of the Fund under a “manager of managers” structure.

Shares
For	12,448
Against	805
Abstain	843
Broker Non-Votes	0

5.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreement

At a meeting held on December 12, 2012 (the “Annual Contract Renewal”), the Board of Trustees (the “Board” or the “Trustees”) of Genworth Financial Asset Management Funds (the “Trust”) conducted its annual review and consideration of the renewal of the investment advisory agreement between AssetMark, Inc. (“AssetMark”), formerly, Genworth Financial Wealth Management, Inc., and the Trust, on behalf of the Genworth Financial Contra Fund (the “Fund”) (the “Current Advisory Agreement”). Additionally, the Board considered the renewal of the investment sub-advisory agreement between Credit Suisse Asset Management, LLC (“CSAM”) and AssetMark, on behalf of the Fund (the “Current CSAM Agreement”). The Current Advisory Agreement and Current CSAM Agreement are collectively referred to herein as the “Current Agreements.” The Board — including a majority of the independent Trustees — determined at that time to approve the continuance of the Current Agreements.

On April 19, 2013, a special meeting of the Board (the “April Meeting”) was held to discuss an anticipated transaction whereby AqGen Liberty Holdings

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Additional Information (unaudited) (continued)

LLC and certain of its subsidiaries (together, the “Buyer”) were expected to acquire AssetMark (the “Transaction”). The Current Advisory Agreement provided, as it is required to do so by law, that it will terminate in the event of its assignment. The then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreement. Moreover, the Fund’s Current CSAM Agreement provided that it will automatically terminate upon the termination of the Current Advisory Agreement, which, as noted above, will terminate upon the closing of the Transaction. Therefore, during the April Meeting, the Board met to review and consider a new investment advisory agreement between AssetMark and the Trust, on behalf of the Fund (the “New Advisory Agreement”) and a new sub-advisory agreement with CSAM (the “New CSAM Agreement”). The New Advisory Agreement and New CSAM Agreement are collectively referred to herein as the “New Agreements.” The New Agreements would become effective only if approved by the Board and the shareholders of the Fund and if the Transaction were completed.

In considering the New Agreements, the Board followed substantially the same process and considered substantially the same factors as it considered during its review of the Current Agreements at the Annual Contract Renewal as well as information specific to the Transaction that related to these factors. The material factors considered and the conclusions that formed the basis of the Board’s approval of the New Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board.

Prior to approving the New Advisory Agreement, the independent Trustees had requested and had been provided with detailed materials relating to AssetMark, Genworth, the Buyer, and the Transaction in advance of the April Meeting. Additionally, the Board was provided with materials related to, among other items: (a) information describing the nature, extent, and quality of the services that AssetMark provides to the Fund, the fees that AssetMark charges to the Fund for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objective of the Fund and that were identified as competitors; (b) information regarding AssetMark’s business and operations, financial position, investment team, and compliance program; (c) information describing the Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the

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Additional Information (unaudited) (continued)

investment objectives of that Fund; (d) information describing the Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding AssetMark’s profitability in managing the Fund; and (f) other information relevant to the approval of the New Advisory Agreement. The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trust’s CCO at meetings of the Board and information gathered during visits by the independent Trustees to AssetMark’s offices. The independent Trustees had met in executive session with their independent legal counsel prior to and during the April Meeting to discuss the proposed Transaction and its possible effect on the Fund. Additionally, at the April Meeting, representatives of each of AssetMark and the Buyer met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to AssetMark and the Fund. Moreover, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from AssetMark that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement. The material factors and conclusions that formed the basis for the Board’s approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees, which included a memorandum detailing the Trustees’ legal duties and obligations in considering the approval of the New Agreements. The independent Trustees also discussed the consideration and approval of the New Agreements and the proposed Transaction and its possible effect on the Fund with their counsel in executive session, at which no representative of the Buyer, AssetMark, or CSAM was present.

The New Advisory Agreement

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Advisory Agreement. Some of these factors and conclusions are described below.

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Additional Information (unaudited) (continued)

Nature, Extent, and Quality of Services Provided by AssetMark

The Board considered the representations made by the Buyer that: (i) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (ii) AssetMark will maintain an independent organizational and operating structure; (iii) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Fund will be retained; (iv) it is expected that the terms of the agreements between AssetMark and the Fund will not be materially changed; and (v) there are no anticipated material changes or reduction in the nature, quality or extent of the services currently provided by AssetMark to the Fund.

In considering the nature, extent, and quality of the services to be provided by AssetMark, the Trustees considered the size, education, experience, commitment, and skill of the AssetMark staff that provides various services to the Fund, including operational and compliance personnel. The Trustees also considered the ability of AssetMark to attract and retain capable personnel. The Trustees evaluated AssetMark’s processes, including its policies and procedures designed to ensure compliance with investment objectives and policies of the Fund. The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Fund as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that AssetMark provides to the Fund. The Trustees also considered that the Fund is a part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s oversight of the sub-advisor’s compliance with the Fund’s investment objective, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be

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Additional Information (unaudited) (continued)

provided by AssetMark to the Fund are not expected to change and will continue to benefit the Fund and its shareholders following the Transaction.

Investment Performance of the Fund

The Trustees evaluated and considered the Fund’s long- and short-term performance and compliance with the Fund’s investment objective. Because of the Fund’s unique objective and design, an appropriate peer group has not been identified for the Fund. Therefore, the Board reviewed not only the performance results of the Fund but also considered the performance of market indices and compared the performance results of the Savos Investments, formerly, GFAM, advisory services that included Fund allocations with the performance results of the Savos Investments advisory services that did not include allocations to the Fund. Additionally, the Board considered that AssetMark’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing the Fund demonstrates that its continued management of the Fund, directly or through CSAM, will benefit the Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses

The Board also reviewed Lipper reports comparing the Fund’s expense ratio and investment advisory fees to industry averages. The Board considered the inherent limitations of the reports arising from the Fund’s specialized nature, noting that there are few, if any, comparable mutual funds and none with the Fund’s precise focus in the Lipper peer group. The Trustees concluded that the Fund’s expenses were reasonable in light of the services provided to the Fund. The Board also considered the Buyer’s representation that they do not anticipate causing AssetMark to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency, or other fee or expense ratios in the Fund as a result of the Transaction. The Trustees also considered AssetMark’s continuing commitment to limit the Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

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Additional Information (unaudited) (continued)

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to the Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, Economies of Scale, and Ancillary Benefits

The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Fund. The Trustees considered the costs incurred by and the profitability to AssetMark in performing services for the Fund. The Trustees also considered the appropriateness of the allocation methodology used to determine profitability; the absence of profits realized by AssetMark from the fees paid by the Fund; the entrepreneurial efforts of AssetMark in creating, developing and managing the Fund; the non-fund business benefits realized by AssetMark attributable to the Fund’s business; the comparison of AssetMark’s profitability with available industry data; and the effect of AssetMark’s fee waivers. The Trustees also considered the fall-out benefits that accrue to AssetMark or its affiliates as a result of AssetMark’s relationship with the Fund, including the attractiveness to investors of using AssetMark’s investment programs that use the Fund. The Board also considered the Buyer’s representations that the Buyer intends to finance a substantial portion of the Transaction via debt and that the Buyer anticipates that it will have adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Trustees concluded that AssetMark’s cost structure was reasonable and that AssetMark is sharing and would continue to share potential economies of scale with the Fund and its shareholders to their benefit.

Conclusion

Based on its evaluation of the relevant factors during both the Annual Contract Renewal and the April Meeting, the Board — including a majority of the independent Trustees — concluded that all the factors above supported a determination to approve the New Advisory Agreement between the Fund and AssetMark. The Board also concluded that the approval of the New Advisory

35       Genworth Financial Asset Management Funds      |      2013 Annual Report

Additional Information (unaudited) (continued)

Agreement was in the best interests of the Fund and its shareholders. No single factor was determinative to the decision of the Trustees.

The New CSAM Agreement

At the April Meeting, the Board of Trustees, including the independent Trustees, discussed and approved the New CSAM Agreement between AssetMark and CSAM, on behalf of the Fund, and determined to recommend that shareholders approve the New CSAM Agreement. In connection with their consideration of the New CSAM Agreement, the Trustees considered various materials related to CSAM, including, among other items, CSAM’s Form ADV, CSAM’s responses to a detailed questionnaire designed to gather information about CSAM and its services to the Fund, financial information related to CSAM, information about other funds advised or sub-advised by CSAM, and information about CSAM’s compliance policies and procedures.

The independent Trustees had met in executive session with their independent legal counsel prior to and during the April Meeting. The material factors and conclusions that formed the basis for the Board’s approval of the New CSAM Agreement are discussed below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In deciding to approve the New CSAM Agreement, the Board did not identify any particular information or any single factor or conclusion that was controlling.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel to the independent Trustees and from counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the New CSAM Agreement.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New CSAM Agreement. Some of these factors and conclusions are described below.

Nature, Extent, and Quality of Services Provided

In considering the nature, extent, and quality of the services to be provided by CSAM, the Trustees considered the capabilities, experience, and skill of the

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Additional Information (unaudited) (continued)

CSAM staff who provide sub-advisory services to the Fund, including operational and compliance personnel. The Trustees discussed and evaluated CSAM’s investment approach and level of expertise in trading and investing in the types of instruments in which the Fund invests. The Trustees also considered detailed biographical information regarding the portfolio managers and other investment professionals that manage the day-to-day investment of the Fund’s portfolio.

Based on the factors described above, among others, and the information provided to the Board both in advance of the April Meeting and throughout the year, the Trustees concluded that the nature, extent, and quality of the services to be provided by CSAM to the Fund has benefited — and will likely continue to benefit — the Fund and its shareholders.

Investment Performance of the Fund

In addressing the performance of the Fund, the Trustees referred to their above-noted discussions concerning approval of the New Advisory Agreement. In considering the performance of the Fund, the Trustees evaluated and considered the Fund’s long- and short-term performance in light of the performance of certain market indices. The Trustees also compared the performance results of the Savos Investments advisory services that included Fund allocations with the performance results of Savos Investments advisory services that did not include allocations to the Fund.

Based on its evaluation, the Board concluded that the Fund’s performance record demonstrated that CSAM’s service has benefited — and will continue to benefit — the Fund and its shareholders.

Sub-Advisory Fees, Economies of Scale, and Profitability

In considering fee levels and potential economies of scale, the Trustees discussed the potential for any economies of scale that may be realized in the future. The Trustees then considered any “fall-out” benefits that CSAM may receive as a result of its relationship with the Fund.

The Board concluded that the fees to be paid to CSAM by AssetMark are reasonable in light of the services performed for the Fund by CSAM.

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Additional Information (unaudited) (continued)

Conclusion

Based upon their evaluation of all the foregoing factors during both the Annual Contract Renewal and the April Meeting, and such other matters as were deemed relevant, the Trustees concluded that each factor supported the Board’s decision to approve the New CSAM Agreement on behalf of the Fund. The Board also concluded that the sub-advisory fee paid to CSAM is reasonable and that the approval of the New CSAM Agreement is in the best interests of the Fund and its shareholders. No single factor was determinative to the decision of the Trustees.

38       Genworth Financial Asset Management Funds      |      2013 Annual Report

Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

The Fund is a separate investment fund of the Genworth Financial Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of the shareholders of the Genworth Financial Asset Management Funds — Genworth Financial Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

Capital Brokerage Corporation 6620 West Broad Street Building 2 Richmond, VA 23230 Member FINRA

INVESTMENT ADVISOR

AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to AssetMark, Inc., at 1-888-278-5809.

CONTRA_ANNUAL 093013

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Fibiger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended September 30, 2013, the registrant’s principal accountant billed the registrant $24,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2012, the registrant’s principal accountant billed the registrant $23,500 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal year ended September 30, 2013, the registrant’s principal accountant billed the registrant $5,310 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2012, the registrant’s principal accountant billed the registrant $5,100 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended September 30, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2013 and September 30, 2012, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Genworth Financial Asset Management Funds

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 12/2/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 12/2/2013

By (Signature and Title)	/s/ Starr E. Frohlich
Starr E. Frohlich, Principal Financial Officer/Treasurer

Date 12/2/2013